UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 26, 2018
PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)		10017 (Zip Code)
Registrant's telephone number, including area code:
(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
(a) The Pfizer Inc. (the "Company") Annual Meeting of Shareholders was held on April 26, 2018.

(b) Shareholders voted on the matters set forth below.
1. The nominees for election to the Company’s Board of Directors were elected to hold office until the Company’s next Annual Meeting of Shareholders, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker non-vote
Dennis A. Ausiello	4,108,728,641	79,882,319	11,520,427	923,139,453
Ronald E. Blaylock	4,102,046,338	81,670,030	16,414,332	923,139,453
Albert Bourla	4,066,124,646	122,714,120	11,292,006	923,139,453
W. Don Cornwell	3,984,735,073	201,815,697	13,572,919	923,139,453
Joseph J. Echevarria	4,009,427,816	128,789,526	61,914,045	923,139,453
Helen H. Hobbs	4,158,460,045	31,222,644	10,447,449	923,139,453
James M. Kilts	4,025,819,403	162,514,018	11,797,816	923,139,453
Dan R. Littman	4,155,203,205	33,499,038	11,428,230	923,139,453
Shantanu Narayen	4,121,708,670	66,768,599	11,643,247	923,139,453
Suzanne Nora Johnson	4,065,134,950	124,218,718	10,766,918	923,139,453
Ian C. Read	3,970,452,334	199,049,638	30,624,121	923,139,453
James C. Smith	4,133,648,657	52,974,916	13,507,065	923,139,453

2. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year was approved based upon the following votes:

Votes for approval	4,938,011,334
Votes against	170,765,860
Abstentions	14,484,272
Broker non-votes	n/a

3. The proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers was approved based upon the following votes:

Votes for approval	3,865,836,269
Votes against	307,749,940
Abstentions	26,544,915
Broker non-votes	923,139,453

4. The proposal to approve the Pfizer Inc. French Sub-Plan under the 2014 Stock Plan was approved based upon the following votes:

Votes for approval	4,009,297,297
Votes against	156,668,597
Abstentions	34,165,493
Broker non-votes	923,139,453

5. The shareholder proposal regarding right to act by written consent was not approved based upon the following votes:

Votes for approval	1,509,956,494
Votes against	2,656,246,000
Abstentions	33,927,896
Broker non-votes	923,139,453

6. The shareholder proposal regarding independent chair policy was not approved based upon the following votes:

Votes for approval	1,067,768,186
Votes against	3,103,947,589
Abstentions	28,415,466
Broker non-votes	923,139,453

7. The shareholder proposal regarding report on lobbying activities was not approved based upon the following votes:

Votes for approval	1,363,371,782
Votes against	2,710,672,755
Abstentions	126,085,108
Broker non-votes	923,139,453

(c) Not applicable
(d) Not applicable

SIGNATURE
Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

Dated: May 1, 2018	By: /s/ Margaret M. Madden Margaret M. Madden
Title: Senior Vice President & Corporate Secretary Chief Governance Counsel